UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2023

POSTAL REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38903	83-2586114
(State or other jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)
75 Columbia Avenue
Cedarhurst, NY 11516
(Address of principal executive offices and zip code)
(516) 295-7820
(Registrant’s telephone number)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-I2 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.I4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	PSTL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 8, 2023, Postal Realty Trust, Inc. (the “Company”) and Postal Realty LP entered into an amendment (the "Amendment") to the separate open market sale agreements, dated November 4, 2022 (as amended, the “Sale Agreements”), with each of Jefferies LLC (“Jefferies”), BMO Capital Markets Corp. (“BMO”), Janney Montgomery Scott LLC, Stifel, Nicolaus & Company, Incorporated and Truist Securities, Inc. (“Truist”), as sales agents, each of Jefferies, Bank of Montreal and Truist Bank, as forward purchasers, and Jefferies, BMO and Truist, as forward sellers, providing for the offer and sale of shares of the Company’s Class A common stock, par value $0.01 per share (the “Shares”), from time to time in “at the market” offerings. The Amendment increases the aggregate offering amount under the Sale Agreements from up to $50,000,000 to up to $150,000,000.

The foregoing summary of the terms of the Amendment and the Sale Agreements are only brief descriptions of certain terms therein and do not purport to be complete descriptions of the rights and obligations of the parties thereunder. Forms of the Amendment are attached hereto as Exhibit 1.1 and Exhibit 1.2 to this Current Report on Form 8-K and are incorporated herein by reference into this Item 1.01. The legal opinion of Venable LLP relating to the legality of the issuance and sale of the additional Shares pursuant to the Amendment is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

The Company issued a press release on August 8, 2023 announcing its financial results for the quarter ended June 30, 2023. A copy of the press release is furnished herewith and attached hereto as Exhibit 99.1. The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act except as set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
1.1	Form of Amendment to the Open Market Sale Agreement (Forward).
1.2	Form of Amendment to the Open Market Sale Agreement (Non-Forward).
5.1	Opinion of Venable LLP as to the validity of the shares.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
99.1	Press Release of Postal Realty Trust, Inc., dated August 8, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2023

POSTAL REALTY TRUST, INC.

By:	/s/ Jeremy Garber
Name: Jeremy Garber
Title: President, Treasurer and Secretary